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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2010

Date of reporting period:       June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Berwyn Funds

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Semi-Annual Report

June 30, 2010 | (Unaudited)

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

PAGE
Letter from the President	3-4
Berwyn Fund Portfolio Manager’s Letter	5-7
Growth of a $10,000 Investment	7
Berwyn Income Fund Portfolio Manager’s Letter	8-11
Growth of a $10,000 Investment	12
Berwyn Cornerstone Fund Portfolio Manager’s Letter	13-15
Growth of a $10,000 Investment	16
Schedule of Investments – Berwyn Fund	17-19
Schedule of Investments – Berwyn Income Fund	20-25
Schedule of Investments – Berwyn Cornerstone Fund	26-28
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes In Net Assets	31
Financial Highlights – Berwyn Fund	32
Financial Highlights – Berwyn Income Fund	33
Financial Highlights – Berwyn Cornerstone Fund	34
Notes to Financial Statements	35-41
About Your Funds’ Expenses	42-43
Other Information	43
Approval of Advisory Agreements	44-45

THE BERWYN FUNDS

2010 Semi-Annual Report

The Berwyn Funds

Letter from the President

July 21, 2010

Dear Shareholder:

After rallying during the first four months of the year, the major stock indices faltered and finished the six-month period ended June 30th, 2010 with modest losses. Since stocks have rallied dramatically across a broad front since early March, 2009, investors should not be surprised by the recent weakness in the equity markets. In fact, at the market’s high in late April, it appeared to us that many stocks had become fully valued and that a consolidation of the prior thirteen months of gains was in order.

The marketplace offered a number of reasons for investors to become more cautious. The financial instability of several European governments, most notably Greece, the ongoing oil spill disaster in the Gulf of Mexico, an intractably high unemployment level and uncertainties created by the recent health care and banking regulation legislation upon corporate earnings all contributed to the negative environment on Wall Street.

High quality bonds benefited from the concerns listed above as investors sought a safe haven for their money. In fact, the yield on the ten-year Treasury bond fell below three percent in recent weeks, a level unseen in decades except for the period following the Lehman Brothers bankruptcy at the end of 2008.

The high unemployment level may be the biggest obstacle to a more robust economy. In my opinion, it is unrealistic to believe that there is a quick or simple remedy to this unfortunate problem. Over the past four years, new home starts have fallen from an annualized rate of 2.2 million to the present rate of about a half million. For the economy to absorb the people left unemployed by the contraction in the home building industry while manufacturing jobs continue to flee the country is a herculean task. Until the unemployment level begins to recede, it is unlikely that the consumer will be the primary driver during this cyclical period of economic growth.

Despite the presence of a weakened consumer base, we believe that the U.S. economy will grow at a moderate rate over the next year. It is likely that corporate investment will be an important aspect of this growth. Corporations are holding record amounts of cash that is presently invested in low yielding fixed income instruments. From the standpoint of shareholders looking for a fair return on their investment, this is an unsatisfactory use of resources. Dividend increases, stock buybacks, acquisitions and higher capital spending would appear to be a more appropriate use of corporate cash than leaving it in low yielding money market funds.

Although we were cautious as we entered the second quarter, The Berwyn Funds have now become more opportunistic regarding stocks as prices have fallen to levels that, in our opinion, are attractive. Once the current period of consolidation has passed, we expect the cyclical bull market that began in March, 2009, to resume. Although it is futile to try to predict exactly when this correction will end, reasonable valuations, low interest rates, improving corporate earnings and low inflation suggest that a stock market bottom may be closer at hand than most seers believe.

Our long-term confidence in each of The Berwyn Funds is predicated on our adherence to a disciplined, value-driven investment process that has taken us through many difficult economic and financial environments, including the turmoil of the past two years.

Lastly, I would like to bring to your attention that, effective July 1st, The Killen Group, advisor to The Berwyn Funds, has lowered its investment advisory fee for Berwyn Cornerstone Fund from 1.00 percent to 0.85 percent. In conjunction with this change, the expense ratio on Berwyn Cornerstone Fund has been capped at 1.25 percent, down from 2.00 percent.

Thank you for your confidence in The Berwyn Funds.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2010 Semi-Annual Report

Berwyn Fund

a series of The Berwyn Funds

July 21, 2010

Dear Berwyn Fund Shareholder:

Berwyn Fund’s (BF’s) total return was down 8.22 percent for the three-month period ended June 30th, 2010. However, this loss compared favorably with declines of 9.92 percent for the Russell 2000 Index (Russell 2000), our reference index, and declines of 9.36 percent and 11.43 percent for the Dow Jones Industrial Average (DJIA) and Standard and Poor’s 500 Index (S&P 500), respectively. All of these performance figures are on a total return basis.

For the six-month period ended June 30th, 2010, BF managed to record a gain of 0.97 percent. Again, this compared favorably with other indices. For example, the Russell 2000, DJIA and S&P 500 lost 1.95 percent, 5.00 percent and 6.65 percent, respectively, in the first half of 2010.

In the first quarter of the year, your management team became more cautious as stocks appeared to have become more fully valued. Consequently, we did more selling than buying earlier in the year and positions in 3COM (acquired by Hewlett-Packard), Ciber, Dress Barn, Ingles Markets and Plexus were eliminated. Partial sales of our investments in American Equity Investment Life, Exide, Genesco, Newpark Resources and Wabash National were also made. Some of these sales carried over into the second quarter.

We were able to find some bargains throughout the six-month period, but our buying was heaviest in the months of May and June as the stock market dropped from its April highs.

Purchases were made in AAON, a manufacturer of heating and air-conditioning equipment, Fair Isaac, the credit services organization, Frontier Oil, an oil refining company, Gymboree, a retailer of children’s clothes, Hallmark Financial Services, a property and casualty insurer, Hooker Furniture, a manufacturer of residential furniture, Interdigital, a holder of wireless technology patents and research firm, Joseph A. Bank Clothiers, a retailer of men’s clothing, VAALCO Energy, an international oil and gas exploration company and, finally, Vasco Data Security International, a developer and distributor of hardware and software security systems. Selling of stocks that had either disappointed, or partial sales of those that had outperformed and became disproportionately large holdings, also took place in the second quarter. These stocks included Courier, Ethan Allen, Exide Technologies, Lifepoint Hospitals, Newpark Resources, Old National and Wabash National.

The four best performing stocks in the six-month period were Tennant, a manufacturer of commercial and industrial cleaning machines, up 24.02 percent, Sturm Ruger, a manufacturer of firearms, up 20.15 percent, Knoll, a high-end manufacturer of office furniture, up 18.30 percent and Newpark Resources, a supplier of drilling fluids to the oil and gas industry, up 15.24 percent. The worst performing stock during the first half of 2010 was Hooker Furniture, a designer and manufacturer of residential furniture, down 33.34 percent. Reflecting investors’ concerns, particularly about the nation’s unemployment problem, eight other stocks in the portfolio were down more than twenty percent.

After the economic calamity that our country and, for that matter, the world, has been through in the past two years, investors’ nerves are still raw and the threat of a “double dip” in the economy has created a cautious, yet volatile, investment environment. In spite of this cautious atmosphere it is surprising that the primary small cap index, the Russell 2000, has performed better than the large cap indices this year. Based upon BF’s stock holdings, the reason for the steady performance of the Russell 2000 relative to the DJIA and S&P 500 may be the solid earnings that these companies have been reporting. In addition, the financing difficulties faced by most companies were resolved, one way or the other, in late 2008 and 2009. Our belief is that the holdings in BF’s portfolio are selling at modest price-to-earnings ratios and have substantial upside potential, assuming the economy continues to grow, even if that growth remains modest. Due to our contrarian nature, the gloom that seems to emanate constantly from the media serves to reinforce our optimism for the remainder of this year.

A specific example of why we believe the equity markets are undervalued after this recent decline and why we are positive about BF in the near-term is the recent acquisition offer for American Physicians Capital (ACAP) by a private equity firm. ACAP is a financial company that specializes in medical professional liability insurance. It is in the same business as FPIC Insurance Group, one of BF’s portfolio companies, but operates in a different geographic region. Prior to the acquisition offer, ACAP’s stock price traded near stated book value, as does FPIC’s stock price. However, the acquisition offer was made at a 70 percent premium to book value. In our opinion this is strong evidence that FPIC may be selling at an undervalued price. Low interest rates and high levels of corporate cash may be catalysts to heightened acquisition activity in the months to follow.

At the time of this writing, many of the companies in BF’s portfolio are reporting second quarter earnings. So far, these reports are encouraging. We will continue to be vigilant and attempt to be prudent, with the long-term objective of providing our shareholders with above average returns.

Very truly yours,

The Killen Group

Fund Performance for Periods Ended 6/30/10 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	31.39%	1.09%	10.54%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/09 was 1.31%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2010 Semi-Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

July 21, 2010

Dear Berwyn Income Fund Shareholder:

The total return of Berwyn Income Fund (BIF) for the second quarter was negative 0.88 percent as stock prices declined sharply after equity investors began to question the sustainability of the economic rebound. A quarterly dividend of $0.125 per share was paid from net investment income, down slightly from the $0.14 per share dividend paid in last year’s second quarter. For the quarter, BIF trailed both its bond reference indices, the Citigroup Broad Investment Grade Index (+3.66 percent) and the Merrill Lynch High Yield Bond Index (-0.07 percent). BIF did, however, outperform its third reference index, the Lipper Income Fund Index (-3.35 percent), which more closely resembles the composition of BIF.

For the six months ended June 30, 2010, BIF recorded a total return of 2.30 percent. Again, the Fund lagged its two bond market reference indices, the Citigroup Broad Investment Grade Index and the Merrill Lynch High Yield Index, which had total returns of 5.27 percent and 4.74 percent, respectively. BIF outpaced its third reference index, the Lipper Income Fund Index, which recorded a six month total return of 0.07 percent.

During this year’s second quarter, the stock market rally that began in March, 2009 came to an abrupt halt as a looming financial crisis in Greece coupled with a softening in domestic and foreign economic statistics led to worldwide fears of another slowdown. This fear drove equity and high yield bond prices lower while higher quality fixed income prices moved higher. Investors’ concerns have shifted from inflation to capital preservation. Indeed, despite forecasts of their imminent demise, once more it has been shown that U.S. Treasury securities remain the world’s asset of choice during a crisis. With its exposure to common stocks maintained at the maximum permitted of 30 percent during most of the quarter, BIF’s slight loss this quarter is not surprising given the 11.43 percent decline in the Standard & Poor’s 500 Index and the 9.43 percent decline in the Dow Jones Industrial Average.

Despite widespread fears early in the year of the potential for rising interest rates, yields actually fell dramatically during the second quarter after being little changed during the first quarter. The yield on the 10-year Treasury bond declined to 2.93 percent, while the yield on the 30-year Treasury bond fell to 3.89 percent. In percentage terms, the declines in yields during the quarter are even more impressive, with the 10-year yield down 23 percent and the 30-year yield down 17.5 percent. Large current and projected federal deficits and the related increase in government borrowing has led to expectations by many of higher inflation. Inflation statistics, however, are not complying with this belief. In June, the reading for the year-over-year change in the Consumer Price Index (CPI) was a modest 1.1 percent. The fear voiced by investors today is of a repeat of what happened from the mid-1960s to the early 1980s, when persistent and rising inflation eroded the value of fixed income investments and, eventually, even stocks. From 1965 to 1980, the CPI rose from 2 percent to almost 15 percent year over year, while the yield on the 10-year Treasury bond climbed to near 16 percent in the fall of 1981.

Although we cannot deny the potential for rising inflation in the future, we do not focus our energies on predicting interest rates but believe our time is best spent researching individual companies and attempting to find the best available yields relative to the potential risks. We are, nonetheless, cognizant of how little an investor is currently getting paid from a historical perspective and the potential price risk inherent in today’s low yielding, longer dated fixed income securities. Consequently, we have been reluctant to invest a greater portion of BIF in long term bonds in 2010 despite the allure of their higher yields. Our above average cash level over the past several quarters reflects this cautious approach and our willingness to forego some yield today in the interest of preserving principal for future opportunities.

With yields for the highest rated fixed income securities at anemic levels and with volatility increasing in the equity markets, it is challenging to maintain a meaningful level of income for shareholders without assuming greater risk. Fortunately, our emphasis on credit research has enabled BIF to provide a relatively attractive level of income without, in our opinion, increasing its risk exposure. Our research process identifies companies with good balance sheets and positive free cash flow generation without regard to their credit ratings. These two factors trump all others during a credit crisis, such as that of 2008, as they directly affect a company’s ability to repay its debt. Even companies with high credit ratings can be denied access to the capital markets at certain points in time. Thus, the ability to internally generate free cash flow to repay debt becomes paramount. By emphasizing qualities such as these in the companies we consider for investment and not being fixated on their credit ratings, relatively high levels of income are possible for the Fund’s shareholders even in the current low interest environment.

We sought to take advantage of the market’s heightened volatility during the second quarter by using BIF’s cash reserves to purchase corporate bonds and equities as the markets sold off in response to the Greek credit crisis. BIF’s cash reserves were 9.7 percent at the end of the first quarter, but by the end of May it had declined to less than 3 percent as we took advantage of the more attractive pricing in both the stock and bond markets to add to existing investments and to purchase new bond and common stock positions. Bonds from such issuers as Scholastic Corp., Gardner Denver, Inc.,

Omnicare, Inc., L-3 Communications Corp., Owens & Minor, Inc., Orbital Sciences Corp. and Alcoa, Inc. were purchased during this period. New stock positions were established in Pfizer, Inc. and HCC Insurance Holdings, Inc. By June 30th, 2010, cash had rebounded to 8.5 percent of the portfolio as a number of BIF’s fixed income holdings were opportunistically sold after yet another late quarter bond market rally. These sales were concentrated in the Fund’s highest priced and lowest yielding securities.

Over the past few years, the continuation of the twenty-eight year secular bond market rally, coupled with increased volatility in the equity markets, has led to two shifts in the composition of BIF. Firstly, we have kept maturities shorter than our bond market benchmarks while concurrently raising the Fund’s high yield allocation in an effort to maintain yield. Secondly, the Fund’s average equity weighting is higher as this sector appears to offer better relative values, both from a yield and a valuation perspective. Currently, fifteen of the Fund’s thirty equity holdings have a higher yield than the 10-year U.S. Treasury bond. Some of BIF’s stock holdings, such as Ennis, Inc. and Intel Corp., are reporting record profits yet are trading at very modest valuations. Ennis recently traded for less than 10 times its trailing 12 months’ earnings while providing a dividend yield over 4 percent. Intel’s yield is slightly less than the 10-year U.S. Treasury bond with a trailing price-to-earnings ratio of approximately 11.5 times. Both companies have long histories of producing attractive returns on capital. Although we have maintained a full equity exposure by purchasing stocks such as Ennis and Intel, we do not believe we have increased BIF’s risk profile in the current market environment.

BIF achieved an important milestone shortly before the close of the second quarter as the asset base reached $1 billion, an all time high. We closely monitor asset growth to ensure that the size of the Fund will not hinder our investment flexibility or future performance. It is our opinion that BIF and its advisor have ample capacity for additional growth at this time.

In closing, we would like to thank you for investing in BIF. We are grateful for the opportunity to manage your assets and we hope to reward your trust in the years ahead.

Very truly yours,

The Killen Group, Inc.

Long Term Fund Performance as of 06/30/10 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	17.77%	7.13%	8.78%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/09 was 0.70%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund, Citigroup Broad Investment Grade Index (BIG) and Merrill Lynch High Yield Master II Index (MLHYMII)

$25,000
$20,000
$15,000
$10,000
$5,000
Past performance is not predictive of future performance.
$23,194
$19,889
$18,965
Berwyn Income Fund
Citigroup Broad Investment Grade Index (BIG)
Merrill Lynch High Yield Master II (MLHYM II)
June 2000
June 2001
June 2002
June 2003
June 2004
June 2005
June 2006
June 2007
June 2008
June 2009
June 2010

Comparison of the Change in Value of $10,000 Investment in Berwyn Income Fund and Lipper Income Fund Index (LII)

$25,000
$20,000
$15,000
$10,000
$5,000
Past performance is not predictive of future performance.
$23,194
$14,551
Berwyn Income Fund
Lipper Income Fund Index (LII)
June 2000
June 2001
June 2002
June 2003
June 2004
June 2005
June 2006
June 2007
June 2008
June 2009
June 2010

THE BERWYN FUNDS

2010 Semi-Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

July 21, 2010

Dear Berwyn Cornerstone Fund Shareholder:

For the second quarter of 2010, Berwyn Cornerstone Fund (“BCF”) had a total return loss of 9.98 percent. This compares to losses of 11.43 percent and 9.58 percent for the Standard & Poor’s 500 Index and the Standard & Poor’s MidCap 400 Index, respectively, for the second quarter.

During the first six months of 2010, BCF posted a loss of 5.71 percent on a total return basis. This compares to losses of 6.65 percent for the Standard & Poor’s 500 Index and 1.36 percent for the Standard & Poor’s MidCap 400 Index, respectively. The losses recorded during the first half of the year were a reflection of weakening investor sentiment as the period progressed. The first few months of the year showed continued optimism regarding the economic recovery that had begun during 2009. This initial optimism gave way during April to concerns that the recovery was faltering. These concerns were bolstered by macroeconomic news that was dominated by negative topics ranging from credit issues in Greece and other parts of Europe to the British Petroleum oil spill in the Gulf of Mexico.

With the market’s broad-based weakness as a backdrop, there were few areas of strength in the first half of the year. Stocks in BCF that performed well in the first half included Aeropostale, a clothing retailer that we purchased in January of this year, New York Community Bancorp, a lender to the New York rent-controlled housing market, and Unum Group, a leading insurance company specializing in disability and workers compensation insurance. All three companies have posted solid financial results so far in 2010 and were able to withstand the macro fears that have weighed on the market through the first half of 2010.

Securities that underperformed in the first half were economically sensitive names such as Alcoa, Hewlett Packard and Dun & Bradstreet. Fundamentally, all three companies have performed in line with our expectations. In the cases of Alcoa and Dun & Bradstreet, financial results show steady improvement from the lows seen in late 2008 and early 2009. In the case of Hewlett Packard, the company has maintained its strong financial performance of the past few years. Despite their weak stock performances in the first half of the year, we continue to have confidence that all three holdings offer opportunities for capital appreciation over the longer term.

As mentioned above, fears of a slowing economy, and even discussion of a double dip recession, dominated headlines as the second quarter progressed despite the fact that most companies reported strong first quarter financial results, with profit margins increasing and, in many cases, revenue growth significantly higher year over year. Obviously, the lack of confidence in the economic recovery’s sustainability contributed to lower stock prices.

A second and, perhaps, more important reason for the market’s weakness is the increase in stock valuations from the first half of 2009 to the current time period. From the traumatic lows of 2009’s first quarter, most stocks have rallied strongly with corresponding increases in their valuation multiples that have now discounted the moderate economic expansion we are experiencing.

Our approach to investing has always been to evaluate each company, assess its attractiveness as a going business entity over the longer term and then determine at what price the stock presents an attractive investment opportunity. We attempt to look beyond potential short-term hurdles and focus on longer term prospects, considering how the company has performed in difficult, as well as good, environments in the past and what financial results it may be able to achieve over the next several years. Although the short-term outlook plays a role in our decision making process, it is of lesser concern than the longer term outlook.

The recent crisis in the credit markets caused companies to experience a major shock that resulted in excess capacity in most industries. Companies have dealt with this by reducing capacity and headcount. This process, which began in 2008, has rejuvenated profit margins. The next major challenge for companies is to grow their revenue bases. We have seen some rebound in revenues over the past two quarters and continued progress here will be monitored going forward. A11 economic recoveries are fraught with bumps along the way, and we continue to believe that world economies and corporate profitability will recover over the next few years. Many investors are viewing the current period with heightened caution. As investment managers, we attempt to take advantage of investors’ emotions by purchasing during periods of fear and reducing, or eliminating, positions during periods of enthusiasm.

While we stated in our annual and first quarter reports that we had trimmed and eliminated several positions due to their increased valuations after the strong rally last year, we are now taking advantage of the recent market weakness to add securities that we believe offer longer term capital appreciation potential. During the first half of 2010, we added seven new holdings to BCF, a significant number given our traditionally low turnover rate. We will use any further market weakness to add companies that, in our opinion, offer greater potential growth.

Examples of stocks that were added during the first half include Dun & Bradstreet, IBM Corp. and Jacobs Engineering. These companies have long-term track records of generating solid returns on capital and are leaders in their respective industries.

Additionally, they have strong balance sheets with large cash positions giving them flexibility during downturns. In our opinion, the price level at which these stocks are trading reflects expectations of prolonged economic weakness and significant declines from past profitability levels. If these companies can generate profitability consistent with past results, both stocks should offer significant upside potential for the Fund.

While we are never happy reporting a loss for any period, we continue to believe that corporate profitability is recovering and are confident that our focus on the intrinsic value of individual businesses will generate rewards over the next several years. We look forward to reporting on our progress in the third quarter and, as always, appreciate the support of our shareholders.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 6/30/10 (Average Annual Total Returns)
	One Year	Five Years	Since Inception (5/01/02)
Berwyn Cornerstone Fund	18.71%	1.02%	4.23%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/09 were 2.72% and 2.00%, respectively. Effective July 1, 2010, the Advisor has contractually agreed until at least May 1, 2012 to waive management fees and/or reimburse Fund expenses so that Berwyn Cornerstone Fund’s expense ratio does not exceed 1.25% of the Fund’s average daily net assets. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited)

COMMON STOCKS — 97.2%	Shares	Value
AEROSPACE & DEFENSE — 2.2%
Ducommun, Inc.	189,266	$3,236,449

AIRLINES — 2.3%
SkyWest, Inc.	279,700	3,415,137

AUTO - TRUCK TRAILERS — 1.0%
Wabash National Corp.+	206,975	1,471,592

AUTO PARTS & EQUIPMENT — 0.7%
Exide Technologies+	183,200	952,640

BANKS — 3.5%
Old National Bancorp	37,500	388,500
Suffolk Bancorp	155,321	4,813,398
		5,201,898
BUILDING PRODUCTS - AIR & HEATING — 3.0%
AAON, Inc.	188,916	4,403,632

COMMERCIAL PRINTING — 3.7%
Courier Corp.	136,129	1,629,464
Ennis, Inc.	254,078	3,813,711
		5,443,175
COMMUNICATIONS EQUIPMENT — 2.6%
InterDigital, Inc.+	153,000	3,777,570

COMPUTERS & PERIPHERALS — 1.7%
Stratasys, Inc.+	105,000	2,576,700

CONSTRUCTION & ENGINEERING — 2.1%
Granite Construction, Inc.	133,000	3,136,140

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Advanced Energy Industries, Inc.+	294,700	3,618,916

ELECTRONICS — 2.4%
Methode Electronics, Inc.	368,240	3,586,658

ENVIRONMENTAL CONTROL — 2.6%
US Ecology, Inc.	267,435	3,891,179

FOOD — 2.3%
Chiquita Brands International, Inc.+	285,800	3,472,470

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 97.2% (continued)	Shares	Value
GAS UTILITIES — 2.6%
Laclede Group, Inc. (The)	116,312	$3,853,417

HEALTH CARE PROVIDERS & SERVICES — 4.4%
LifePoint Hospitals, Inc.+	96,500	3,022,380
RehabCare Group, Inc.+	161,984	3,528,011
		6,550,391
HOME FURNISHINGS — 3.7%
Ethan Allen Interiors, Inc.	132,800	1,857,872
Hooker Furniture Corp.	340,862	3,633,589
		5,491,461
INFORMATION SERVICES — 2.9%
Fair Isaac Corp.	200,500	4,368,895

INSURANCE — 12.5%
American Equity Investment Life Holding Co.	510,500	5,268,360
FPIC Insurance Group, Inc.+	168,291	4,316,664
Hallmark Financial Services, Inc.+	373,145	3,716,524
Horace Mann Educators Corp.	340,350	5,207,355
		18,508,903
INTERNET SOFTWARE & SERVICES — 2.7%
Vasco Data Security International, Inc.+	658,665	4,063,963

MACHINERY — 6.1%
Gorman-Rupp Co. (The)	57,000	1,427,850
Graham Corp.	243,325	3,647,442
Tennant Co.	119,324	4,035,537
		9,110,829
MISCELLANEOUS MANUFACTURING — 2.5%
Sturm, Ruger & Co., Inc.	261,700	3,750,161

OFFICE FURNITURE PRODUCTS — 3.3%
Knoll, Inc.	371,000	4,930,590

OIL & GAS - EXPLORATION & PRODUCTION — 1.1%
VAALCO Energy, Inc.+	294,900	1,651,440

OIL & GAS - REFINING — 2.5%
Frontier Oil Corp.	275,000	3,698,750

OIL & GAS SERVICES — 4.9%
Gulf Island Fabrication, Inc.	171,463	2,659,391
Newpark Resources, Inc.+	770,850	4,663,643
		7,323,034

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 97.2% (continued)	Shares	Value
RETAIL — 4.2%
Genesco, Inc.+	75,200	$1,978,512
Jos. A. Bank Clothiers, Inc.+	78,000	4,209,660
		6,188,172
SEMICONDUCTORS — 5.1%
Cohu, Inc.	281,050	3,409,137
Rudolph Technologies, Inc.+	557,350	4,207,992
		7,617,129
SPECIALTY RETAIL — 3.0%
Gymboree Corp. (The)+	103,000	4,399,130

THRIFTS & MORTGAGE FINANCE — 3.2%
Dime Community Bancshares, Inc.	388,250	4,787,122

TOTAL COMMON STOCKS (Cost $142,209,246)		$144,477,543

MONEY MARKET FUNDS — 4.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04%*	2,999,662	$2,999,662
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	2,999,662	2,999,662
TOTAL MONEY MARKET FUNDS (Cost $5,999,324)		$5,999,324

TOTAL INVESTMENTS AT VALUE — 101.2% (Cost $148,208,570)		$150,476,867

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2%)		(1,827,491)

NET ASSETS — 100.0%		$148,649,376

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited)

COMMON STOCKS — 30.2%	Shares	Value
BANKS — 1.4%
New York Community Bancorp, Inc.	350,000	$5,344,500
Suffolk Bancorp	266,764	8,267,016
		13,611,516
BEVERAGES — 0.7%
Coca-Cola Co. (The)	132,000	6,615,840

BUILDING PRODUCTS - AIR & HEATING — 0.2%
AAON, Inc.	108,000	2,517,480

COMMERCIAL PRINTING — 1.5%
Ennis, Inc.	1,016,557	15,258,520

CONSTRUCTION MATERIALS — 1.0%
Eagle Materials, Inc.	379,290	9,834,990

DIVERSIFIED FINANCIAL SERVICES — 0.7%
JPMorgan Chase & Co.	200,000	7,322,000

ELECTRONICS — 0.6%
Methode Electronics, Inc.	583,145	5,679,832

ENERGY EQUIPMENT & SERVICES — 1.0%
Tidewater, Inc.	272,000	10,531,840

ENVIRONMENTAL CONTROL — 1.0%
US Ecology, Inc.	697,258	10,145,104

FOOD — 1.2%
Campbell Soup Co.	203,000	7,273,490
ConAgra Foods, Inc.	210,000	4,897,200
		12,170,690
FOOD — WHOLESALE — 1.2%
SYSCO Corp.	434,000	12,399,380

GAS UTILITIES — 1.3%
Laclede Group, Inc. (The)	382,900	12,685,477

HEALTH CARE - PRODUCTS — 0.9%
Johnson & Johnson	153,000	9,036,180

HOUSEHOLD PRODUCTS — 1.5%
Kimberly-Clark Corp.	249,000	15,096,870

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 30.2% (continued)	Shares	Value
INSURANCE — 3.0%
Chubb Corp. (The)	300,000	$15,003,000
HCC Insurance Holdings, Inc.	621,184	15,380,516
		30,383,516
MACHINERY — 0.6%
Met-Pro Corp.	526,168	5,661,568

MEDIA — 1.4%
Walt Disney Co. (The)	126,000	3,969,000
Washington Post Co. (The) - Class B	24,700	10,138,856
		14,107,856
METAL — ALUMINUM — 0.9%
Alcoa, Inc.	900,000	9,054,000

MISCELLANEOUS MANUFACTURING — 1.4%
3M Co.	173,000	13,665,270

MULTI-UTILITIES — 1.3%
Vectren Corp.	565,395	13,377,246

PHARMACEUTICALS — 3.8%
AstraZeneca PLC - ADR	280,000	13,196,400
GlaxoSmithKline PLC - ADR	330,000	11,223,300
Pfizer, Inc.	940,000	13,404,400
		37,824,100
PROFESSIONAL SERVICES — 1.1%
Dun & Bradstreet Corp. (The)	170,000	11,410,400

SEMICONDUCTORS — 1.3%
Intel Corp.	651,000	12,655,440

SOFTWARE — 1.2%
Microsoft Corp.	506,000	11,638,000

TOTAL COMMON STOCKS (Cost $294,128,190)		$302,683,115

PREFERRED STOCKS — 1.0%	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 1.0%
Health Care REIT, Inc. - Series D	177,286	$4,462,289
Public Storage - Series F +	222,597	5,202,092
TOTAL PREFERRED STOCKS (Cost $8,861,912)		$9,664,381

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 58.5%	Par Value	Value
AEROSPACE & DEFENSE — 1.0%
Ceradyne, Inc., 2.875%, due 12/15/35 CV	$9,472,000	$8,998,400
Orbital Sciences Corp., 2.4375%, due 01/15/27 CV	680,000	643,450
		9,641,850
BIOTECHNOLOGY — 2.7%
Amgen, Inc., 0.125%, due 02/01/11 CV	27,120,000	26,814,900

COMMERCIAL SERVICES & SUPPLIES — 3.2%
School Specialty, Inc., 3.75%, due 11/30/26 CV	33,110,000	31,495,888

COMPUTERS & PERIPHERALS — 3.1%
SanDisk Corp., 1.00%, due 05/15/13 CV	35,283,000	31,357,766

CONSUMER PRODUCTS — 1.4%
Church & Dwight Co., Inc., 6.00%, due 12/15/12	14,285,000	14,356,425

CORRECTIONAL FACILITIES — 2.4%
Corrections Corp. of America, 6.25%, due 03/15/13	23,536,000	23,712,520

ELECTRIC UTILITIES — 0.5%
Constellation Energy Group, Inc., 4.55%, due 06/15/15	4,862,000	5,115,407

ENERGY EQUIPMENT & SERVICES — 3.2%
Bristow Group, Inc., 6.125%, due 06/15/13	31,988,000	31,508,180

FOOD — 1.6%
Chiquita Brands International, Inc., 7.50%, due 11/01/14	12,400,000	12,152,000
Chiquita Brands International, Inc., 8.875%, due 12/01/15	3,625,000	3,597,813
		15,749,813
HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Hospira, Inc., 6.05%, due 03/30/17	3,103,000	3,493,609

HEALTH CARE PROVIDERS & SERVICES — 6.5%
Humana, Inc., 6.30%, due 08/01/18	11,221,000	11,987,417
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	23,644,000	22,136,695
Omnicare, Inc., 6.125%, due 06/01/13	13,844,000	13,705,560
Omnicare, Inc., 3.25%, due 12/15/35 CV	14,789,000	12,237,897
Owens & Minor, Inc., 6.35%, due 04/15/16	5,003,000	5,038,436
		65,106,005
HOUSEHOLD DURABLES — 2.3%
D.R. Horton, Inc., 5.375%, due 06/15/12	9,025,000	9,160,375
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,010,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	2,940,000
D.R. Horton, Inc., 5.25%, due 02/15/15	5,460,000	5,200,650
D.R. Horton, Inc., 6.50%, due 04/15/16	4,000,000	3,860,000
		23,171,025

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 58.5% (continued)	Par Value	Value
INFORMATION SERVICES — 1.2%
Equifax, Inc., 6.30%, due 07/01/17	$2,031,000	$2,250,352
Equifax, Inc., 6.90%, due 07/01/28	2,070,000	2,258,716
Equifax, Inc., 7.00%, due 07/01/37	6,665,000	7,349,942
		11,859,010
INSURANCE — 5.2%
American Equity Investment Life Holding Co., 5.25%, due 12/06/24 CV	24,190,000	24,522,613
Horace Mann Educators Corp., 6.85%, due 04/15/16	13,000,000	13,771,420
Provident Cos., Inc., 7.25%, due 03/15/28	2,959,000	3,016,662
Unum Group, 7.625%, due 03/01/11	9,629,000	9,996,125
Unum Group, 6.75%, due 12/15/28	986,000	969,231
		52,276,051
LEISURE EQUIPMENT & PRODUCTS — 0.8%
Smith & Wesson Holding Co., 4.00%, due 12/15/26 CV	8,000,000	7,670,000

MACHINERY — 3.7%
Columbus McKinnon Corp., 8.875%, due 11/01/13	12,472,000	12,565,540
Gardner Denver, Inc., 8.00%, due 05/01/13	9,965,000	10,139,388
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	14,597,000	14,761,216
		37,466,144
MEDIA — 0.1%
Scholastic Corp., 5.00%, due 04/15/13	1,000,000	960,000

METAL - ALUMINUM — 1.1%
Alcoa, Inc., 5.87%, due 02/23/22	3,890,000	3,616,813
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	4,398,485
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,555,382
		10,570,680
METAL PRODUCTS — 1.3%
Valmont Industries, Inc., 6.875%, due 05/01/14	12,400,000	12,586,000

OIL & GAS - REFINING — 2.2%
Frontier Oil Corp., 6.625%, due 10/01/11	21,640,000	21,721,150

PACKAGING & CONTAINERS — 2.9%
Silgan Holdings, Inc., 6.75%, due 11/15/13	28,952,000	29,386,280

PERSONAL SERVICES — 1.8%
Service Corp. International, 7.875%, due 02/01/13	910,000	931,612
Service Corp. International, 7.375%, due 10/01/14	8,340,000	8,506,800
Service Corp. International, 6.75%, due 04/01/15	8,970,000	8,902,725
		18,341,137

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 58.5% (continued)	Par Value	Value
REAL ESTATE INVESTMENT TRUSTS — 1.6%
Health Care REIT, Inc., 6.00%, due 11/15/13	$5,035,000	$5,472,098
Health Care REIT, Inc., 5.875%, due 05/15/15	8,260,000	8,904,214
Realty Income Corp., 5.95%, due 09/15/16	1,730,000	1,881,522
		16,257,834
RETAIL — 5.5%
Home Depot, Inc. (The), 5.875%, due 12/16/36	21,059,000	21,587,560
Wal-Mart Stores, Inc., 5.25%, due 09/01/35	19,235,000	20,258,398
Woolworth Corp., 8.50%, due 01/15/22	14,229,000	13,375,260
		55,221,218
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.6%
FEI Co., 2.875%, due 06/01/13	6,402,000	6,313,973

TELECOMMUNICATIONS — 1.2%
Ameritech Capital Funding Corp., 6.875%, due 10/15/27	2,000,000	2,153,260
L-3 Communications Corp., 6.125%, due 07/15/13	10,000,000	10,100,000
		12,253,260
TELECOMMUNICATIONS EQUIPMENT — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	1,282,000	1,222,707

TOYS/GAMES/HOBBIES — 0.9%
Hasbro, Inc., 6.30%, due 09/15/17	1,225,000	1,272,910
Hasbro, Inc., 6.60%, due 07/15/28	8,270,000	8,049,257
		9,322,167

TOTAL CORPORATE BONDS (Cost $558,744,375)		$584,950,999

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%	Par Value	Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 2.2%
3.00%, due 09/24/15 (Cost $21,550,000)	$21,550,000	$21,664,387

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 8.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04%*	42,759,581	$42,759,581
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	42,759,577	42,759,577
TOTAL MONEY MARKET FUNDS (Cost $85,519,158)		$85,519,158

TOTAL INVESTMENTS AT VALUE — 100.4% (Cost $968,803,635)		$1,004,482,040

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4%)		(3,721,019)

NET ASSETS — 100.0%		$1,000,761,021

ADR - American Depositary Receipt.

CV - Convertible Security.

+ Non-income producing security.

* Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS June 30, 2010 (Unaudited)

COMMON STOCKS — 94.0%	Shares	Value
AEROSPACE & DEFENSE — 2.9%
L-3 Communications Holdings, Inc.	3,500	$247,940

BANKS — 2.9%
New York Community Bancorp, Inc.	16,350	249,665

BEVERAGES — 2.9%
Coca-Cola Co. (The)	4,950	248,094

COMMERCIAL SERVICES & SUPPLIES — 1.2%
Waste Management, Inc.	3,350	104,822

COMPUTERS — 2.3%
Hewlett-Packard Co.	4,550	196,924

COMPUTERS & PERIPHERALS — 3.3%
International Business Machines Corp.	2,275	280,917

CONSTRUCTION & ENGINEERING — 3.0%
Jacobs Engineering Group, Inc.+	6,950	253,258

DIVERSIFIED FINANCIAL SERVICES — 2.3%
JPMorgan Chase & Co.	5,450	199,524

ENERGY EQUIPMENT & SERVICES — 2.9%
Tidewater, Inc.	6,525	252,648

FOOD — 6.5%
Campbell Soup Co.	8,225	294,702
ConAgra Foods, Inc.	11,050	257,686
		552,388
FOOD - WHOLESALE — 3.8%
SYSCO Corp.	11,275	322,127

HEALTH CARE - PRODUCTS — 3.1%
Johnson & Johnson	4,525	267,246

HOUSEHOLD PRODUCTS — 3.4%
Kimberly-Clark Corp.	4,825	292,540

INSURANCE — 10.1%
Chubb Corp. (The)	5,350	267,553
HCC Insurance Holdings, Inc.	11,525	285,359
Unum Group	14,200	308,140
		861,052

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 94.0% (continued)	Shares	Value
MEDIA — 6.4%
Walt Disney Co. (The)	8,575	$270,112
Washington Post Co. (The) - Class B	675	277,074
		547,186
METAL — ALUMINUM — 2.8%
Alcoa, Inc.	23,450	235,907

MISCELLANEOUS MANUFACTURING — 2.6%
3M Co.	2,775	219,197

OIL & GAS — 2.9%
Chevron Corp.	3,600	244,296

PHARMACEUTICALS — 10.9%
Abbott Laboratories	4,000	187,120
AstraZeneca PLC - ADR	5,400	254,502
GlaxoSmithKline PLC - ADR	7,075	240,621
Pfizer, Inc.	17,400	248,124
		930,367
PROFESSIONAL SERVICES — 2.9%
Dun & Bradstreet Corp. (The)	3,725	250,022

RETAIL — 3.1%
Best Buy Co., Inc.	7,850	265,801

SEMICONDUCTORS — 2.9%
Intel Corp.	12,775	248,346

SOFTWARE — 2.3%
Microsoft Corp.	8,725	200,675

SPECIALTY RETAIL — 6.6%
Aéropostale, Inc.+	11,600	332,224
Lowe's Cos., Inc.	11,525	235,341
		567,565

TOTAL COMMON STOCKS (Cost $8,223,257)		$8,038,507

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

MONEY MARKET FUNDS — 6.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04%*	265,171	$265,171
Fidelity Institutional Money Market Portfolio - Select Class, 0.20%*	265,170	265,170
TOTAL MONEY MARKET FUNDS (Cost $530,341)		$530,341

TOTAL INVESTMENTS AT VALUE — 100.2% (Cost $8,753,598)		$8,568,848

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2%)		(18,935)

NET ASSETS — 100.0%		$8,549,913

ADR - American Depositary Receipt.

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2010 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $148,208,570, $968,803,635 and $8,753,598 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$150,476,867	$1,004,482,040	$8,568,848
Receivables:
Dividends	158,052	990,189	15,267
Interest	—	6,955,268	—
Fund Shares Sold	68,867	1,443,466	43,800
Investment Securities Sold	65,362	178,368	—
Other Assets	30,082	68,826	18,193
Total Assets	150,799,230	1,014,118,157	8,646,108

Liabilities
Payables:
Fund Shares Redeemed	11,779	1,390,817	—
Investment Securities Purchased	1,966,907	11,455,362	79,082
Accrued Investment Advisory Fees (Note 5)	126,516	404,830	4,053
Accrued Administration Fees (Note 5)	16,900	94,675	3,335
Other Accrued Expenses and Liabilities	27,752	11,452	9,725
Total Liabilities	2,149,854	13,357,136	96,195

Net Assets	$148,649,376	$1,000,761,021	$8,549,913

Net Assets Consist of:
Paid-in Capital	$169,389,556	$952,623,534	$9,189,737
Accumulated Net Investment Income	31,811	265,408	15,995
Accumulated Net Realized Gains (Losses) From Security Transactions	(23,040,288)	12,193,674	(471,069)
Net Unrealized Appreciation (Depreciation) on Investment Securities	2,268,297	35,678,405	(184,750)
Net Assets	$148,649,376	$1,000,761,021	$8,549,913

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	6,496,278	78,146,351	728,984

Net Asset Value and Offering Price Per Share	$22.88	$12.81	$11.73

Minimum Redemption Price Per Share (Note 2)	$22.65	$12.68	$11.61

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Six Months Ended June 30, 2010 (Unaudited)

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$990,532	$4,317,575	$103,024
Interest	—	17,221,693	1
Total Investment Income	990,532	21,539,268	103,025

Expenses
Investment Advisory Fees (Note 5)	756,767	2,144,370	43,515
Administration Fees (Note 5)	105,056	525,165	20,180
Registration Fees	16,979	64,398	12,295
Postage and Supplies	15,634	40,270	2,255
Custodian and Bank Service Fees	13,502	40,436	2,707
Professional Fees	14,676	14,676	11,286
Trustees’ Fees and Expenses	5,854	5,854	5,854
Insurance	5,848	10,372	527
Compliance Service Fees (Note 5)	1,619	1,619	1,619
Other Expenses	22,786	8,293	5,643
Total Expenses Before Fee Waivers by Advisor	958,721	2,855,453	105,881
Less Fees Waived by Advisor (Note 5)	—	—	(18,851)
Net Expenses	958,721	2,855,453	87,030

Net Investment Income	31,811	18,683,815	15,995

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Investment Securities	777,353	16,695,638	315,918
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	305,879	(20,190,181)	(864,273)

Net Realized and Unrealized Gains (Losses) on Investments	1,083,232	(3,494,543)	(548,355)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,115,043	$15,189,272	$(532,360)

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Six Months Ended 6/30/10 (Unaudited)	Year Ended 12/31/09	Six Months Ended 6/30/10 (Unaudited)	Year Ended 12/31/09	Six Months Ended 6/30/10 (Unaudited)	Year Ended 12/31/09
Operations
Net Investment Income	$31,811	$289,312	$18,683,815	$22,329,637	$15,995	$64,923
Net Realized Gains (Losses) from Sales of Investment Securities	777,353	(19,286,732)	16,695,638	1,916,890	315,918	(677,371)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	305,879	47,518,438	(20,190,181)	85,617,099	(864,273)	2,535,339
Net Increase (Decrease) in Net Assets Resulting from Operations	1,115,043	28,521,018	15,189,272	109,863,626	(532,360)	1,922,891

Distributions to Shareholders
From Net Investment Income	—	(289,699)	(18,428,947)	(22,321,790)	—	(64,966)

Capital Share Transactions
Proceeds from Shares Sold	26,521,617	38,366,279	388,201,415	427,167,789	1,329,433	974,523
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	—	283,090	16,974,809	20,458,627	—	64,634
Proceeds from Redemption Fees Collected (Note 2)	16,375	102,120	194,135	140,538	600	633
Payments for Shares Redeemed	(16,683,925)	(47,651,172)	(92,866,005)	(78,457,200)	(266,225)	(955,611)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,854,067	(8,899,683)	312,504,354	369,309,754	1,063,808	84,179

Total Increase in Net Assets	10,969,110	19,331,636	309,264,679	456,851,590	531,448	1,942,104

Net Assets
Beginning of Period	137,680,266	118,348,630	691,496,342	234,644,752	8,018,465	6,076,361
End of Period	$148,649,376	$137,680,266	$1,000,761,021	$691,496,342	$8,549,913	$8,018,465

Accumulated Net Investment Income	$31,811	$—	$265,408	$10,540	$15,995	$—

Capital Shares Issued and Redeemed
Shares Sold	1,089,948	2,176,906	29,839,679	36,387,541	106,145	97,747
Shares Reinvested	—	12,346	1,311,443	1,725,901	—	5,146
Shares Redeemed	(669,878)	(2,769,984)	(7,134,161)	(6,769,178)	(21,583)	(89,700)
Net Increase (Decrease) from Fund Share Transactions	420,070	(580,732)	24,016,961	31,344,264	84,562	13,193
Shares Outstanding, Beginning of Period	6,076,208	6,656,940	54,129,390	22,785,126	644,422	631,229
Shares Outstanding, End of Period	6,496,278	6,076,208	78,146,351	54,129,390	728,984	644,422

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Six Months Ended 6/30/2010	Years Ended
(Unaudited)	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value, Beginning of Period	$22.66		$17.78	$24.42	$28.81	$29.67	$28.96

Income (Loss) from Investment Operations
Net Investment Income	0.00	*	0.05	0.02	0.07	0.05	0.02
Net Realized and Unrealized Gains(Losses) on Investment Securities	0.22		4.86	(6.65)	(1.13)	1.91	3.48
Total Income (Loss) from Investment Operations	0.22		4.91	(6.63)	(1.06)	1.96	3.50

Less Distributions
Dividends from Net Investment Income	—		(0.05)	(0.03)	(0.06)	(0.05)	(0.02)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	(0.00)*	(3.28)	(2.82)	(2.83)
Total Distributions	—		(0.05)	(0.03)	(3.34)	(2.87)	(2.85)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.02	0.02	0.01	0.05	0.06

Net Asset Value, End of Period	$22.88		$22.66	$17.78	$24.42	$28.81	$29.67

Total Return	0.97%	**	27.71%	(27.09% )	(3.68% )	6.71%	12.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$148,649		$137,680	$118,349	$119,403	$148,787	$185,696

Ratio of Expenses to Average Net Assets	1.27%	***	1.31%	1.29%	1.27%	1.26%	1.28%

Ratio of Net Investment Income to Average Net Assets	0.04%	***	0.25%	0.10%	0.22%	0.12%	0.11%

Portfolio Turnover Rate	20%	**	37%	38%	40%	38%	31%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Six Months Ended 6/30/2010	Years Ended
(Unaudited)	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value, Beginning of Period	$12.77		$10.30	$12.10	$12.28	$11.85	$12.13

Income (Loss) from Investment Operations
Net Investment Income	0.26		0.57	0.60	0.59	0.57	0.51
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.04		2.47	(1.80)	0.24	0.43	(0.28)
Total Income (Loss) from Investment Operations	0.30		3.04	(1.20)	0.83	1.00	0.23

Less Distributions
Dividends from Net Investment Income	(0.26)		(0.57)	(0.60)	(0.59)	(0.57)	(0.51)
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	—	(0.42)	—	—
Total Distributions	(0.26)		(0.57)	(0.60)	(1.01)	(0.57)	(0.51)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Period	$12.81		$12.77	$10.30	$12.10	$12.28	$11.85

Total Return	2.30%	**	30.22%	(10.19% )	6.83%	8.65%	1.96%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$1,000,761		$691,496	$234,645	$242,681	$228,798	$234,728

Ratio of Expenses to Average Net Assets	0.66%	***	0.70%	0.73%	0.70%	0.73%	0.72%

Ratio of Net Investment Income to Average Net Assets	4.35%	***	5.33%	5.36%	4.70%	4.67%	4.34%

Portfolio Turnover Rate	20%	**	35%	64%	37%	31%	49%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Six Months Ended 6/30/2010	Years Ended
(Unaudited)	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value, Beginning of Period	$12.44		$9.63	$13.62	$14.80	$13.11	$12.72

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.02		0.10	0.09	0.18	0.06	(0.02)
Net Realized and Unrealized Gains(Losses) on Investment Securities	(0.73)		2.81	(3.99)	(0.15)	2.34	0.71
Total Income (Loss) from Investment Operations	(0.71)		2.91	(3.90)	0.03	2.40	0.69

Less Distributions
Dividends from Net Investment Income	—		(0.10)	(0.09)	(0.18)	(0.06)	—
Distributions from Net Realized Gains from Sales of Investment Securities	—		—	(0.00)*	(1.03)	(0.65)	(0.30)
Total Distributions	—		(0.10)	(0.09)	(1.21)	(0.71)	(0.30)

Proceeds from Redemption Fees Collected (Note 2)	0.00	*	0.00 *	0.00 *	—	0.00 *	0.00	*

Net Asset Value, End of Period	$11.73		$12.44	$9.63	$13.62	$14.80	$13.11

Total Return	(5.71%	)**	30.21%	(28.61% )	0.19%	18.28%	5.40%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$8,550		$8,018	$6,076	$7,423	$7,448	$5,148

Ratio of Total Expenses to Average Net Assets	2.43%	***	2.72%	2.78%	2.52%	2.85%	3.63%

Ratio of Net Expenses to Average Net Assets #	2.00%	***	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07%	)***	0.24%	0.03%	0.66%	(0.42% )	(1.79%	)

Ratio of Net Investment Income (Loss) to Average Net Assets #	0.36%	***	0.96%	0.81%	1.18%	0.43%	(0.16%	)

Portfolio Turnover Rate	22%	**	33%	46%	38%	23%	18%

*	Amount rounds to less than $0.01 per share.

**	Not Annualized.

***	Annualized.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited)

1.	ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.	ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value absent unusual circumstances. Money market funds have been determined to be represented at amortized cost which approximates fair value absent unusual circumstances and are classified as Level 2 within the fair value hierarchy.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurements in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$144,477,543	$—	$—	$144,477,543
Money Market Funds	—	5,999,324	—	5,999,324
Total	$144,477,543	$5,999,324	$—	$150,476,867

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$302,683,115	$—	$—	$302,683,115
Preferred Stocks	9,664,381	—	—	9,664,381
Corporate Bonds	—	584,950,999	—	584,950,999
U.S. Government Agency Obligations	—	21,664,387	—	21,664,387
Money Market Funds	—	85,519,158	—	85,519,158
Total	$312,347,496	$692,134,544	$—	$1,004,482,040

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,038,507	$—	$—	$8,038,507
Money Market Funds	—	530,341	—	530,341
Total	$8,038,507	$530,341	$—	$8,568,848

Refer to each Fund’s Schedule of Investments for a summary of the investments valued using Level 1 and Level 2 inputs by security type and industry type. During the six months ended June 30, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Funds as of or during the six months ended June 30, 2010.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the periods ended June 30, 2010 and December 31, 2009, proceeds from redemption fees totaled $16,375 and $102,120, respectively, for Berwyn Fund, $194,135 and $140,538, respectively, for Berwyn Income Fund and $600 and $633, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3.	SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the six months ended June 30, 2010:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$39,169,067	$402,068,595	$2,985,281
Proceeds from sales and maturities of investment securities	$28,699,249	$110,880,687	$1,744,525

4.	TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2010 and December 31, 2009 was as follows:

	Period Ended	Ordinary Income	Total Distributions
Berwyn Fund	6/30/2010	$—	$—
	12/31/2009	$289,699	$289,699
Berwyn Income Fund	6/30/2010	$18,428,947	$18,428,947
	12/31/2009	$22,321,790	$22,321,790
Berwyn Cornerstone Fund	6/30/2010	$—	$—
	12/31/2009	$64,966	$64,966

The following information is computed on a tax basis for each item as of June 30, 2010:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$151,558,980	$969,875,118	$8,790,158
Gross Unrealized Appreciation	$17,794,883	$49,923,749	$572,011
Gross Unrealized Depreciation	(18,876,996)	(15,316,827)	(793,321)
Net Unrealized Appreciation (Depreciation) on Investment Securities	(1,082,113)	34,606,922	(221,310)
Accumulated Ordinary Income	31,811	265,408	15,995
Capital Loss Carryforwards	(20,341,406)	(3,224,176)	(748,799)
Other Gains	651,528	16,489,333	314,290
Total Distributable Earnings (Accumulated Deficit)	$(20,740,180)	$48,137,487	$(639,824)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Expires	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
December 31, 2016	$935,781	$3,224,176	$23,346
December 31, 2017	19,405,625	—	725,453
	$20,341,406	$3,224,176	$748,799

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5.	TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, during the six months ended June 30, 2010, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor contractually agreed during the six months ended June 30, 2010 to waive its fees as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 2.00% per annum. Accordingly, during the six months ended June 30, 2010, the Advisor waived investment advisory fees of $18,851.

The Chief Compliance Officer (the “CCO”) of the Trust is an officer of the Advisor. Each Fund pays the Advisor $270 monthly for providing CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to these compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor and the officers of the Advisor, together with their families, owned 581,611 shares, 445,011 shares and 225,713 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2010.

AFFILIATED BROKER-DEALER
During the six months ended June 30, 2010, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid brokerage commissions of $40,072, $64,903 and $4,758, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, effective March 1, 2010, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. Prior to March 1, 2010, the Trust paid Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $5,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $10,700,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the six months ended June 30, 2010, the Funds did not borrow under their respective lines of credit.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

9.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events. except as reflected in the following paragraph.

Effective as of July 1, 2010, the Advisory Agreement on behalf of Berwyn Cornerstone Fund has been amended to reduce the Advisor’s investment advisory fee to 0.85% per annum of the Fund’s average daily net assets. In addition, the Advisor has contractually agreed, until May 1, 2012, to waive its fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at no greater than 1.25% per annum.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2010 – June 30, 2010).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,009.70	$6.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.50	$6.36

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,023.00	$3.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.52	$3.31

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$942.90	$9.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.88	$9.99

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Berwyn Fund	1.27%
Berwyn Income Fund	0.66%
Berwyn Cornerstone Fund	2.00%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of each Fund’s Advisory Agreement with the Advisor. The approval took place at an in-person meeting, held on February 18, 2010, at which all of the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interests of each Fund and its shareholders. The Trustees reviewed (1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor’s revenues and costs of providing services to each Fund; and (4) information about the responsibilities and qualifications of the Advisor’s personnel. The Trustees considered various factors, among them (1) the nature, extent and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor’s profitability with respect to each Fund; (3) each Fund’s investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Advisor’s investment and operational personnel.

The Trustees considered each Fund’s historical performance as compared to various indices and averages. The Trustees reviewed information that summarized the performance of each Fund over various periods, and compared such performance to returns of the relevant benchmark indices and similarly situated funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

The Trustees also reviewed the Advisor’s analysis of its profitability from fees received under the Advisory Agreements and the Advisor’s audited financial statements for its fiscal year ended August 31, 2009. The Independent Trustees concluded that the Advisor’s profitability, though higher than in past years, was still reasonable in consideration of the services provided to the Funds. They further concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, the Advisor is sufficiently capitalized to remain economically viable to serve as investment adviser.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fees paid by the Funds and compared such fees to the advisory fees of similar mutual funds. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, including

THE BERWYN FUNDS APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

any fee waivers by the Advisor. In evaluating each Fund’s advisory fees, the Trustees took into account the quality of the investment management of such Fund. The Trustees reviewed and considered comparative expense information, which provided average and median expense ratios and advisory fee ratios for other similarly situated mutual funds included in the Morningstar database, categorized both by fund size and by investment style, as it relates to each Fund. These analyses and comparisons, which included all classes of shares and those classes considered to be no-load classes of shares for funds in the respective Morningstar categories, showed that when compared to all classes, both the Berwyn Fund’s and the Income Fund’s overall expense ratio (1.31% and 0.70%, respectively, during the most recent fiscal year) was below the average for its Morningstar category but that the Cornerstone Fund had an overall expense ratio that was above the average for all classes in the Morningstar category of “Large-Cap Value.” The Trustees further noted that each Fund’s expense ratio was higher than the average expense ratio when compared to exclusively no-load classes for the respective categories. The Trustees considered the differences between the averages for all classes of a category versus the averages for only no-load classes of a category. The Trustees took note of this fact, but determined that the advisory fees for each Fund appear to be within an acceptable range for similarly situated funds, noting that the average net assets of funds in each of the respective categories was considerably higher than each Fund’s net assets.

The Trustees considered the Advisor’s decision to voluntarily cap ordinary operating expenses at 1.50% per annum for the Berwyn Fund and 2.00% per annum for the Cornerstone Fund, and took into account the Advisor’s representation that it intends to maintain these operating expense caps for the foreseeable future by waiving its advisory fees and, if necessary, by reimbursing other operating expenses.

 In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are fair and reasonable and the total expenses of each Fund are reasonable; (4) the profitability of the Advisor is reasonable in relation to the services provided; and (5) the continuation of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or was determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional annual term.

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THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President
Date	August 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President
Date	August 20, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	August 20, 2010

* Print the name and title of each signing officer under his or her signature.